SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K


Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


	Date of report (Date of earliest event reported)
	May 28, 1999

	CENCOR, INC.
	(Exact Name of Registrant as Specified in Its Charter)

	Delaware
	(State or Other Jurisdiction of Incorporation)

   	0-3417              		43-0914033
 	(Commission File Number)       	(I.R.S. Employer
					Identification No.)

	5800 Foxridge Drive
	Mission, Kansas  66202
	(Address of Principal Executive Offices)    (Zip Code)

	(913) 831-6334
	(Registrant's Telephone Number, Including Area Code)

Item 5	Other Events

	On May 28, 1999, CenCor, Inc. ("the Company") issued a press release, filed as an exhibit herewith (and incorporated by reference) relating to its previously announced second partial liquidating distribution of $4.25 per share of Company common stock.

Item 7  Financial Statements and Exhibits
	(c) The following exhibit is filed as part of this current report on Form 8-K.

	Exhibit Number			Description

		99			Press Release dated May 28, 1999

			   SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.



				    CenCor, Inc.
				    (Registrant)


Date    June 2, 1999        	    By  /s/ Jack L. Brozman
				    (Signature)
				    Jack L. Brozman, President